Exhibit 99.1
Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
THIRD QUARTER 2017 FINANCIAL RESULTS

SANTA ANA, CA – November 2, 2017 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and nine months ended September 30, 2017.

Paul Arling, UEI’s chairman and CEO, stated, “During the third quarter, our home security products performed well and we expect sales in this category to continue to ramp nicely both in the fourth quarter and next year. While the transition to higher end platforms continues to support growth in our core business, this growth was offset by softer than typical shipments to some of our domestic subscription broadcasting customers. We expect this effect to be temporal as evidenced by our guidance for the fourth quarter of 2017, which reflects anticipated net sales growth of between 7% and 12%, representing higher average selling prices for our advanced technologies and the continued adoption of smart devices. We are more excited than ever about what is in store for UEI in the years ahead.”
Financial Results for the Three Months Ended September 30: 2017 Compared to 2016

•	GAAP net sales were $175.7 million, compared to $169.2 million; Adjusted Non-GAAP net sales were $175.5 million, compared to $170.3 million.

•	GAAP gross margins were 24.5%, compared to 24.7%; Adjusted Non-GAAP gross margins were 26.3%, compared to 26.1%.

•	GAAP operating income was $4.2 million, compared to $8.1 million; Adjusted Non-GAAP operating income was $15.4 million, compared to $15.6 million.

•
GAAP net income was $1.7 million, or $0.12 per diluted share, compared to $7.8 million or $0.53 per diluted share; Adjusted Non-GAAP net income was $11.9 million, or $0.81 per diluted share, compared to $13.8 million, or $0.93 per diluted share.

•	At September 30, 2017, cash and cash equivalents were $48.6 million, compared to $50.6 million at December 31, 2016.
Financial Results for the Nine Months Ended September 30: 2017 Compared to 2016

•	GAAP net sales were $514.6 million, compared to $490.8 million; Adjusted Non-GAAP net sales were $515.8 million, compared to $494.0 million.

•	GAAP gross margins were 24.8%, compared to 25.0%; Adjusted Non-GAAP gross margins were 26.3%, compared to 26.0%.

•	GAAP operating income was $11.2 million, compared to $19.1 million; Adjusted Non-GAAP operating income was $43.0 million, compared to $39.6 million.

•
GAAP net income was $6.5 million, or $0.44 per diluted share, compared to $17.1 million or $1.16 per diluted share; Adjusted Non-GAAP net income was $32.4 million, or $2.21 per diluted share, compared to $31.5 million, or $2.14 per diluted share.

Financial Outlook

Bryan Hackworth, UEI’s CFO, stated, “We are excited about the influx of new, more complex devices, albeit the surge is creating manufacturing inefficiencies at a time when we are completing the transition of activities from our southern China factory to our other China factories. We expect this will create near-term margin pressure, which is embedded in our fourth quarter 2017 guidance. While a temporary setback, we continue to believe relocating to a talent rich region will deliver long-term benefits. We expect transitionary impacts to diminish and ultimately be eliminated into 2018, supporting stronger bottom-line growth rates.”

For the fourth quarter of 2017, the company expects GAAP net sales to range between $172 million and $180 million, compared to $160.5 million in the fourth quarter of 2016. GAAP earnings per diluted share for the fourth quarter of 2017 is expected to range from $0.07 to $0.17, compared to GAAP earnings per diluted share of $0.22 in the fourth quarter of 2016.

For the fourth quarter of 2017, the company expects Adjusted Non-GAAP net sales to range between $172 million and $180 million, compared to $160.1 million in the fourth quarter of 2016. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.55 to $0.65, compared to Adjusted Non-GAAP earnings per diluted share of $0.74 in the fourth quarter of 2016. The fourth quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.48 per share related to stock-based compensation, amortization of acquired intangibles, excess manufacturing costs from a factory transition between our Chinese factories, severance related to the consolidation of manufacturing facilities, changes in contingent consideration related to acquisitions, and income tax adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 2, 2017 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2017 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 1725614. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 1725614.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, amortization of intangibles acquired, and excess manufacturing costs. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs and changes in contingent consideration related to acquisitions as well as other acquisition related costs and nonrecurring items. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, and the related tax effects of all adjustments, as well as the income tax effects of nondeductible projected losses to be incurred as a result of the shutdown of the company's Guangzhou factory and the effect of net deferred tax asset adjustments related to tax incentives at one of our other China factories. Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Non-GAAP net income attributable to Universal Electronics Inc. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the continued adoption of our advanced control technologies by our customers as anticipated by management; the convergence of smart home devices and technologies as anticipated by management; the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers and our ability to attract new customers; our ability to successfully and profitably transition our manufacturing operations, and our continued ability to maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of November 2, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$48,560	$50,611
Restricted cash	4,799	4,623
Accounts receivable, net	153,355	124,592
Inventories, net	154,520	129,879
Prepaid expenses and other current assets	9,988	7,439
Assets held for sale	12,403	—
Income tax receivable	3,262	1,054
Deferred income taxes	—	5,960
Total current assets	386,887	324,158
Property, plant, and equipment, net	109,149	105,351
Goodwill	48,624	43,052
Intangible assets, net	30,159	28,549
Deferred income taxes	18,349	10,430
Long-term restricted cash	—	4,600
Other assets	4,040	4,896
Total assets	$597,208	$521,036
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$106,872	$97,157
Line of credit	114,000	49,987
Accrued compensation	33,328	35,580
Accrued sales discounts, rebates and royalties	7,790	8,358
Accrued income taxes	994	375
Other accrued expenses	25,840	24,410
Total current liabilities	288,824	215,867
Long-term liabilities:
Long-term contingent consideration	14,000	10,500
Deferred income taxes	6,376	7,060
Income tax payable	791	791
Other long-term liabilities	1,598	6,308
Total liabilities	311,589	240,526
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,687,651 and 23,575,340 shares issued on September 30, 2017 and December 31, 2016, respectively	237	236
Paid-in capital	262,776	250,481
Treasury stock, at cost, 9,352,551 and 9,022,587 shares on September 30, 2017 and December 31, 2016, respectively	(243,197)	(222,980)
Accumulated other comprehensive income (loss)	(17,831)	(22,821)
Retained earnings	283,634	275,594
Total stockholders’ equity	285,619	280,510
Total liabilities and stockholders’ equity	$597,208	$521,036

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net sales	$175,652	$169,185	$514,638	$490,829
Cost of sales	132,582	127,400	386,783	367,941
Gross profit	43,070	41,785	127,855	122,888
Research and development expenses	5,415	4,955	15,859	15,292
Factory transition restructuring charges	446	81	6,145	1,598
Selling, general and administrative expenses	32,997	28,628	94,701	86,867
Operating income	4,212	8,121	11,150	19,131
Interest income (expense), net	(721)	(228)	(1,676)	(753)
Other income (expense), net	61	335	2	1,726
Income before provision for income taxes	3,552	8,228	9,476	20,104
Provision for income taxes	1,824	421	2,945	2,956
Net income	1,728	7,807	6,531	17,148
Net income attributable to noncontrolling interest	—	—	—	30
Net income attributable to Universal Electronics Inc.	$1,728	$7,807	$6,531	$17,118

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.12	$0.54	$0.45	$1.19
Diluted	$0.12	$0.53	$0.44	$1.16
Shares used in computing earnings per share:
Basic	14,381	14,510	14,412	14,441
Diluted	14,666	14,848	14,689	14,740

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2017	2016
Cash provided by (used for) operating activities:
Net income	$6,531	$17,148
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	23,202	18,994
Provision for doubtful accounts	167	123
Provision for inventory write-downs	2,189	2,398
Deferred income taxes	(953)	1,413
Tax benefit from exercise of stock options and vested restricted stock	—	2,230
Excess tax benefit from stock-based compensation	—	(2,292)
Shares issued for employee benefit plan	591	763
Employee and director stock-based compensation	9,476	7,638
Performance-based common stock warrants	1,122	3,219
Changes in operating assets and liabilities:
Restricted cash	4,623	—
Accounts receivable	(24,440)	(11,359)
Inventories	(21,217)	(4,470)
Prepaid expenses and other assets	(2,422)	(86)
Accounts payable and accrued expenses	1,488	7,699
Accrued income taxes	(1,517)	(4,737)
Net cash provided by (used for) operating activities	(1,160)	38,681
Cash used for investing activities:
Acquisition of property, plant, and equipment	(29,922)	(28,914)
Acquisition of net assets of Residential Control Systems, Inc.	(8,894)	—
Acquisition of intangible assets	(1,275)	(1,373)
Increase in restricted cash	—	(4,797)
Deposit received toward sale of Guangzhou factory	—	4,797
Deconsolidation of Encore Controls LLC	—	48
Net cash used for investing activities	(40,091)	(30,239)
Cash provided by (used for) financing activities:
Borrowings under line of credit	115,000	92,987
Repayments on line of credit	(50,987)	(107,987)
Proceeds from stock options exercised	1,107	4,813
Treasury stock purchased	(20,217)	(2,188)
Excess tax benefit from stock-based compensation	—	2,292
Net cash provided by (used for) financing activities	44,903	(10,083)
Effect of exchange rate changes on cash	(5,703)	(3,184)
Net increase (decrease) in cash and cash equivalents	(2,051)	(4,825)
Cash and cash equivalents at beginning of year	50,611	52,966
Cash and cash equivalents at end of period	$48,560	$48,141

Supplemental cash flow information:
Income taxes paid	$5,770	$6,034
Interest paid	$1,697	$926

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net sales:
Net sales - GAAP	$175,652	$169,185	$514,638	$490,829
Stock-based compensation for performance-based warrants	(141)	1,160	1,122	3,219
Adjusted Non-GAAP net sales	$175,511	$170,345	$515,760	$494,048

Cost of sales:
Cost of sales - GAAP	$132,582	$127,400	$386,783	$367,941
Adjustments to acquired tangible assets (1)	(466)	(260)	(1,023)	(892)
Stock-based compensation expense	(19)	(14)	(53)	(43)
Excess manufacturing overhead (2)	(2,700)	(1,262)	(5,468)	(1,262)
Amortization of acquired intangible assets	(37)	—	(75)	—
Adjusted Non-GAAP cost of sales	129,360	125,864	380,164	365,744
Adjusted Non-GAAP gross profit	$46,151	$44,481	$135,596	$128,304

Gross margin:
Gross margin - GAAP	24.5%	24.7%	24.8%	25.0%
Stock-based compensation for performance-based warrants	(0.0)%	0.5%	0.2%	0.5%
Adjustments to acquired tangible assets (1)	0.3%	0.2%	0.2%	0.2%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Excess manufacturing overhead (2)	1.5%	0.7%	1.1%	0.3%
Amortization of acquired intangible assets	0.0%	—%	0.0%	—%
Adjusted Non-GAAP gross margin	26.3%	26.1%	26.3%	26.0%

Operating expenses:
Operating expenses - GAAP	$38,858	$33,664	$116,705	$103,757
Amortization of acquired intangible assets	(1,395)	(1,247)	(4,071)	(3,709)
Stock-based compensation expense	(3,902)	(2,654)	(9,423)	(7,595)
Employee related restructuring costs	(524)	(264)	(7,008)	(1,925)
Litigation settlement costs	—	—	—	(2,000)
Change in contingent consideration	(2,300)	(600)	(3,200)	151
Other	—	—	(366)	—
Adjusted Non-GAAP operating expenses	$30,737	$28,899	$92,637	$88,679

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating income:
Operating income - GAAP	$4,212	$8,121	$11,150	$19,131
Stock-based compensation for performance-based warrants	(141)	1,160	1,122	3,219
Adjustments to acquired tangible assets (1)	466	260	1,023	892
Excess manufacturing overhead (2)	2,700	1,262	5,468	1,262
Amortization of acquired intangible assets	1,432	1,247	4,146	3,709
Stock-based compensation expense	3,921	2,668	9,476	7,638
Employee related restructuring costs	524	264	7,008	1,925
Litigation settlement costs	—	—	—	2,000
Change in contingent consideration	2,300	600	3,200	(151)
Other	—	—	366	—
Adjusted Non-GAAP operating income	$15,414	$15,582	$42,959	$39,625

Adjusted Non-GAAP operating income as a percentage of net sales	8.8%	9.1%	8.3%	8.0%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$1,728	$7,807	$6,531	$17,118
Stock-based compensation for performance-based warrants	(141)	1,160	1,122	3,219
Adjustments to acquired tangible assets (1)	466	260	1,023	892
Excess manufacturing overhead (2)	2,700	1,262	5,468	1,262
Amortization of acquired intangible assets	1,432	1,247	4,146	3,709
Stock-based compensation expense	3,921	2,668	9,476	7,638
Employee related restructuring costs	524	264	7,008	1,925
Litigation settlement costs	—	—	—	2,000
Change in contingent consideration	2,300	600	3,200	(151)
Foreign currency (gain) loss	312	(221)	340	(1,561)
Other	—	—	366	(11)
Income tax provision on adjustments	(1,921)	(1,935)	(7,173)	(5,232)
Other income tax adjustments (3)	539	691	918	691
Adjusted Non-GAAP net income attributable to Universal Electronics Inc.	$11,860	$13,803	$32,425	$31,499

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.12	$0.53	$0.44	$1.16
Total adjustments	$0.69	$0.40	$1.77	$0.98
Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc.	$0.81	$0.93	$2.21	$2.14

(1)
Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations as well as the effect of fair value adjustments to inventories acquired in business combinations that sold through during the period.

(2)	Excess manufacturing costs incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other three China factories.

(3)
2017 amounts represent the tax effect of projected losses to be incurred as a result of the shutdown of our Guangzhou factory. These losses will not provide future tax benefits due to this entity ceasing operations and as a result, not generating future taxable income. 2016 amounts reflect the effect of net deferred tax asset adjustments resulting from a lower statutory tax rate due to tax incentives at one of our China factories.

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